FILED PURSUANT TO RULE 497(e)
REGISTRATION NO. 333-211881

GABELLI NEXTSHARES TRUST

Gabelli Media Mogul NextShares

Gabelli Pet Parents’TM NextSharesTM

Supplement dated November 15, 2018, to the Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information

*** IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION ***

On November 14, 2018, the Board of Trustees for each of the Gabelli Media Mogul NextSharesTM and the Gabelli Pet Parents’TM NextSharesTM (each, a “Fund” and collectively, the “Funds”) determined that it would be in the best interest of shareholders of the Funds to approve an agreement and plan of reorganization and termination (“Plan of Reorganization”) for each Fund, pursuant to which substantially all of the assets and liabilities of each Fund would be transferred to a new series of a new trust to be created at a future date (a “New Fund” and collectively, “New Funds”) and shareholders of the Funds would become shareholders of the New Funds (the “Reorganization”).

It is expected that each New Fund will be structured and operate as a no-load, open-end mutual fund registered under the Investment Company Act of 1940, as amended (“1940 Act”), instead of an exchange traded managed fund. Each New Fund will be managed in accordance with the same investment objective and will be subject to materially the same investment strategies, policies, and risks as the corresponding Fund. The new trust will have the same Board of Trustees as the Gabelli NextShares Trust and the investment advisory agreement for each New Fund will be materially similar to the investment advisory agreement for each existing Fund. Each New Fund will not charge a distribution fee pursuant to Rule 12b-1 under the 1940 Act.

Costs associated with the Reorganization of each Fund will be borne by Gabelli Funds, LLC, investment adviser to the Funds. The Reorganization of each Fund is expected to be a tax-free transaction for federal income tax purposes.

The Reorganization of each Fund is subject to several conditions and customary closing conditions, including shares of the New Funds being legally available for sale. If such conditions are satisfied, it is anticipated that the Reorganization would close in the first quarter of 2019.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR REFERENCE.